EXHIBIT 10.2

EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 2 TO INGOT SUPPLY AGREEMENT

THIS AMENDMENT NO. 2 INGOT SUPPLY AGREEMENT (This "Amendment No. 2") is made this 01 day of  August, 2009 ("Effective Date") by and between Woongjin Energy Co., Ltd., a company organized and existing under the laws of the Republic of Korea with its office located at 1316 GwanPyeong-Dong, YuSung-Gu, DaeJeon, Korea (“Supplier”), and SunPower Corporation, a company organized under the laws of the State of Delaware, United States of America, with its principal office located at 3939 North First Street, San Jose, California 95134, United states of America (“Purchaser”).  Each of Supplier and Purchaser is sometimes referred to herein as a "Party" and collectively, as the "Parties".  Capitalized terms used in this Amendment No. 2 and not defined herein shall have the meaning given to such terms in the Agreement (as hereinafter defined).

RECITALS

           (a)           Supplier and Purchaser are parties to that certain Ingot Supply Agreement, dated as of December 22, 2006 and as amended from time to time (the "Agreement"), pursuant to which Supplier agreed to manufacture and sell to Purchaser, and Purchaser agreed to purchase from Supplier, certain SP Polysilicon Based Products.

           (b)           The Parties desire to amend the Agreement to extend the Term of the Agreement and to amend certain other terms and conditions thereof.
           NOW THEREFORE, in consideration of the promises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Section 9.1 of the Agreement is hereby amended by deleting the words “five (5) years” from the second line thereof and replacing such words with the words “nine (9) years”.

2. Schedule 1.18 of the Agreement is hereby amended by deleting such Schedule in its entirety, and the "Specifications" shall be as set forth in the attached Schedule 1.18.   Changes, modifications or amendments to the Specifications shall only be accomplished through the formal change control process set forth below:

a.	Either Party may at any time propose changes to the Specifications by a written Engineering Change Notice (an “ECN”) to the other party; provided however, Purchaser must approve all ECN’s.

b.	The recipient of an ECN will use all reasonable efforts to provide a detailed response within seven (7) days of receipt.

c.	Suppliers will advise Purchaser of the likely impact of an ECN (including but not limited to delivery scheduling and prices) on the provisions of any relevant Purchase Orders.

d.	Neither Party will unreasonably withhold or delay agreement to an ECN and the Parties will endeavor to agree and implement at the earliest opportunity ECN’s relating to personal and product safety.

e.	Until an ECN and any associated impact have been agreed in writing, the Parties will continue to perform their obligations without taking account of that ECN.

3. Schedule 3.1(a) of the Agreement is hereby amended by adding to such Schedule the terms and conditions set forth in Schedule 3.1(a) hereto.

4. All other provisions of the Agreement, except as specifically amended or waived hereby, shall remain in full force and effect and are incorporated herein.

5. If any part of this Amendment No. 2 or the Agreement as amended herein is found to be void or unenforceable for any reason, the remainder of this Amendment No. 2 and the Agreement as amended hereunder, shall be enforced, to the fullest extent possible, as if such void or unenforceable provision was not part of this Amendment No. 2.

6. This Amendment No. 2 may be executed one or more counterparts, each of which shall be deemed to be an original and shall constitute one and the same instrument.  This Amendment No. 2 may be executed by facsimile, and each such facsimile signature shall be deemed to be an original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS THEREOF, the Parties hereto, intending to be legally bound, have executed this Amendment No. 2 as of the date first written above

WOONGJIN ENERGY CO., LTD By: /s/ Hak Do Yoo Name: Hak Do Yoo Title: CEO Date: 9/18/09	SUNPOWER CORPORATION By: /s/ Marty Neese Name: Marty Neese Title: COO Date: 9-18-09

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 3.1(a)

The purchase price for SP Polysilicon Based Products per kilogram shall be determined based on (a) the year in which such SP Polysilicon Based Products are ordered, and (b) the price per kilogram set forth in the chart below; provided that such pricing shall be subject to reduction for the use of *** (as set forth in the tables below).  The parties acknowledge the reduced pricing already implemented and reflected in the tables below as a result of cost savings efforts completed as of the date of this Agreement and anticipate further cost savings during the term of this agreement.  Therefore, the Parties expressly agree that they shall negotiate in good faith to reduce the pricing set forth below upon completion by Supplier of its plant expansions and such reduced pricing shall reflect a transfer of ***% of the cost savings through increased production, reduced costs of raw materials, and any other relevant factors in determining the adjusted price in accordance with the spirit of this Agreement.  In addition, if the official foreign ***-day average currency exchange rate, as published by the Wall Street Journal, falls below *** South Korean Won to $1US, the Parties shall negotiate in good faith a mutually acceptable adjustment to the pricing set forth below. Furthermore, if Purchaser receives a bona fide offer from a third party, who is qualified to satisfy Purchaser’s applicable specifications, for the supply of similar products at a price equal to or less than ***% of the applicable purchase price under this Agreement, Purchase shall deliver notice to Supplier and the parties shall negotiate in good faith to reduce the applicable purchase price under this Agreement, which price adjustment shall become effective *** days following delivery of Purchaser’s notice initiating negotiations for price reductions.  If the parties are unable to reach agreement regarding a reduced price for the remainder of the contract term, Supplier may elect, within *** days of receiving notice of the third party’s proposal, to reduce the applicable purchase price for the same quantity of product as proposed by the third party.  If Supplier is unwilling to sell such quantity of product to Purchaser at the same price as the third party, Purchaser, in its sole and absolute discretion, may reduce its outstanding obligation to purchase such products from Supplier by the quantity offered by the third party during the applicable time period and instead purchase such products from the third party.

Year	Poly Price	Cost Savings	150mm Ingot Price	165mm Ingot Price	165mm w/*** Price*

3	$***	$***	$***	$***	=$*** - $*** x (XXXMT/***MT)
4	$***	$***	$***	$***	=$*** - $*** x (XXXMT/***MT)
5	$***	$***	$***	$***	=$*** - $*** x (XXXMT/***MT)
6	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
7	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
8	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
9	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

*The formula for additional savings with the *** used is based on monthly production output and is subject to change based on agreement between the parties.

Year	Poly Price	Cost Savings	150mm Ingot Price	160mm Ingot Price	160mm w/*** Price*

3	$***	$***	$***	$***	=$*** - $*** x (XXXMT/***MT)
4	$***	$***	$***	$***	=$*** - $*** x (XXXMT/***MT)
5	$***	$***	$***	$***	=$*** - $*** x (XXXMT/***MT)
6	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
7	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
8	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
9	$***		$***	$***	=$*** - $*** x (XXXMT/***MT)
*The formula for additional savings with the *** used is based on monthly production output and is subject to change based on agreement between the parties.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1.18

*150mm CZ Mono Crystalline Silicon Slabbed Ingot Purchase Spec for Solar Cells

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

*165mm CZ Mono-Crystalline Silicon Slabbed Ingot Purchase Spec for Solar Cell
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.